Provision (Benefit) for Income Taxes	12 Months Ended
Dec. 31, 2017
Income Tax Disclosure [Abstract]
Provision (Benefit) for Income Taxes [Text Block]
Note 7 – Provision (Benefit) for Income Taxes
The Provision (benefit) for income taxes includes:

	Years Ended December 31,
	2017	2016	2015
	(Millions)
Current:
Federal	$15	$—	$—
State	23	2	(7)
Foreign	—	(1)	(55)
	38	1	(62)
Deferred:
Federal	(2,004)	(6)	(317)
State	(8)	61	(25)
Foreign	—	(81)	5
	(2,012)	(26)	(337)
Provision (benefit) for income taxes	$(1,974)	$(25)	$(399)

Reconciliations from the Provision (benefit) at statutory rate to recorded Provision (benefit) for income taxes are as follows:

	Years Ended December 31,
	2017	2016	2015
	(Millions)
Provision (benefit) at statutory rate	$187	$(131)	$(600)
Increases (decreases) in taxes resulting from:
Impact of nontaxable noncontrolling interests	(117)	(22)	263
Federal Tax Reform rate change	(1,932)	—	—
State income taxes (net of federal benefit)	(17)	3	(21)
State deferred income tax rate change	26	43	—
Foreign operations – net (including tax effect of Canadian Sale)	(127)	78	8
Translation adjustment of certain unrecognized tax benefits	—	(1)	(71)
Other – net	6	5	22
Provision (benefit) for income taxes	$(1,974)	$(25)	$(399)

Income (loss) before income taxes includes $7 million and $885 million of foreign loss in 2017 and 2016, respectively, and $20 million of foreign income in 2015.
Foreign operations – net (including tax effect of Canadian Sale) increased in 2016 due to a valuation allowance associated with impairments and losses on the sale of our Canadian operations (see Note 2 – Acquisitions and Divestitures) and the reversal of anticipatory foreign tax credits, partially offset by the tax effect of the impairments associated with our Canadian disposition.
On December 22, 2017, Tax Reform was enacted. Most of the provisions of Tax Reform are not effective until after January 1, 2018. However, the deferred tax impact of reducing the U.S. corporate tax rate from 35 percent to 21 percent is recognized in the period of enactment. This remeasurement resulted in a reduction of our deferred tax liabilities of approximately $1.9 billion, with a corresponding net adjustment to Provision (benefit) for income taxes. Under the guidance provided by Securities and Exchange Commission Staff Accounting Bulletin No. 118, Income Tax Accounting Implications of the Tax Cuts and Jobs Act, we are recording provisional adjustments related to the impact of Tax Reform, including items such as direct expensing of assets placed into service after September 27, 2017. We anticipate that additional guidance from the Internal Revenue Service (IRS) will be released to guide us in determining what assets are eligible for direct expensing in 2017. We are also recording provisional adjustments for valuation allowances associated with State losses and credits (see following table), since, at this time, we cannot assess the impact that the interest expense disallowance will have on our estimated future taxable income. We are not reducing our Minimum tax credit (see following table) for sequestration until we receive further guidance on that matter.
The Translation adjustment of certain unrecognized tax benefits in 2016 and 2015 reflects the impact of changes in foreign currency exchange rates on the remeasurement of a foreign currency denominated unrecognized tax benefit, including associated penalties and interest.
The 2015 federal and state income tax provisions include the tax effect of a $2.7 billion impairment loss associated with certain goodwill, equity-method investments, and other assets. (See Note 16 – Fair Value Measurements, Guarantees, and Concentration of Credit Risk.)
During the course of audits of our business by domestic and foreign tax authorities, we frequently face challenges regarding the amount of taxes due. These challenges include questions regarding the timing and amount of deductions and the allocation of income among various tax jurisdictions. In evaluating the liability associated with our various filing positions, we apply the two-step process of recognition and measurement. In association with this liability, we record an estimate of related interest and tax exposure as a component of our tax provision. The impact of this accrual is included within Other – net in our reconciliation of the Provision (benefit) at statutory rate to recorded Provision (benefit) for income taxes.
Significant components of Deferred income tax liabilities and Deferred income tax assets are as follows:

	December 31,
	2017	2016
	(Millions)
Deferred income tax liabilities:
Investments	$3,565	$5,300
Other	19	29
Total deferred income tax liabilities	3,584	5,329
Deferred income tax assets:
Accrued liabilities	53	145
Minimum tax credit	155	139
Foreign tax credit	140	140
Federal loss carryovers	—	651
State losses and credits	283	313
Other	30	37
Total deferred income tax assets	661	1,425
Less valuation allowance	224	334
Net deferred income tax assets	437	1,091
Overall net deferred income tax liabilities	$3,147	$4,238

As of December 31, 2017, Overall net deferred income tax liabilities reflects the 21 percent federal rate change as established by Tax Reform. We consider all amounts recorded related to Tax Reform to be reasonable estimates. The amounts recorded are provisional as our interpretation, assessment, and presentation of the impact of the tax law change may be further clarified with additional guidance from regulatory, tax, and accounting authorities. Should additional guidance be provided by these authorities or other sources, we will review the provisional amounts and adjust as appropriate.
The valuation allowance at December 31, 2017 and 2016 serves to reduce the available deferred income tax assets to an amount that will, more likely than not, be realized. We consider all available positive and negative evidence, including projected future taxable income and management’s estimate of future reversals of existing taxable temporary differences, and have determined that a portion of our deferred income tax assets related to State losses and credits may not be realized. The change in Valuation allowance is partially due to this evaluation. The amounts presented in the table above are, with respect to state items, before any federal benefit. The change from prior year for the State losses and credits is primarily due to increases in losses and credits generated in the current and prior years less losses and/or credits utilized in the current year. We have loss and credit carryovers in multiple state taxing jurisdictions. These attributes generally expire between 2018 and 2037 with some carryovers having indefinite carryforward periods. The Valuation allowance change from prior year is primarily due to releasing a $127 million valuation allowance on a deferred tax asset associated with a capital loss carryover. Under Tax Reform, the federal Minimum tax credit of $155 million will be refunded/utilized no later than 2021. Foreign tax credit carryforwards of $140 million are expected to be utilized prior to their expiration between 2024 and 2027.
Federal deferred income tax assets related to our net operating loss carryovers and charitable contribution carryovers at the end of 2017 are fully offset by our unrecognized tax positions in the table below.
Cash payments for income taxes (net of refunds) were $28 million and $5 million in 2017 and 2016, respectively. Cash refunds for income taxes (net of payments and discontinued operations) were $136 million in 2015.
As of December 31, 2017, we had approximately $50 million of unrecognized tax benefits. If recognized, income tax expense would be reduced by $50 million and $49 million for 2017 and 2016, respectively, including the effect of these changes on other tax attributes, with state income tax amounts included net of federal tax effect. A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	2017	2016
	(Millions)
Balance at beginning of period	$50	$55
Reductions for tax positions of prior years	—	(4)
Changes due to currency translation	—	(1)
Balance at end of period	$50	$50

We recognize related interest and penalties as a component of Provision (benefit) for income taxes. Total interest and penalties recognized as part of income tax provision were benefits of $400 thousand and $22 million for 2017 and 2015, respectively, and expenses of $300 thousand for 2016. Approximately $2 million and $3 million of interest and penalties primarily relating to uncertain tax positions have been accrued as of December 31, 2017 and 2016, respectively.
During the next 12 months, we do not expect ultimate resolution of any unrecognized tax benefit associated with domestic or international matters to have a material impact on our unrecognized tax benefit position.
Consolidated U.S. Federal income tax returns are open to IRS examination for years after 2010. As of December 31, 2017, examinations of tax returns for 2011 through 2013 are currently in process. We do not expect material changes in our financial position resulting from these examinations. The statute of limitations for most states expires one year after expiration of the IRS statute. Generally, tax returns for our previously owned Canadian entities are open to audit for tax years after 2012. Tax years 2013 and 2014 are currently under examination. We have indemnified the purchaser for any adjustments to Canadian tax returns for periods prior to the sale of our Canadian operations in September 2016.
On September 13, 2013, the IRS issued final regulations providing guidance on the treatment of amounts paid to acquire, produce, or improve tangible property. On August 18, 2014, the IRS issued final regulations providing guidance on the dispositions of such property. The implementation date for these regulations was January 1, 2014. The IRS is expected to issue additional procedural guidance regarding how the requirements may be implemented for the gas transmission and distribution industry. Pending the issuance of this additional procedural guidance from the IRS, we cannot at this time estimate the impact of implementing the regulations for our gas transmission business, although we anticipate that it will result in an immaterial balance-sheet-only impact.